Exhibit 10.58*

* Confidential treatment has been granted or requested with respect to portions of this exhibit, and such confidential portions have been deleted and separately filed with the Securities and Exchange Commission.

CUSTOM SALES AGREEMENT                                                    IBM
BASE AGREEMENT

International Business Machines Corporation           1000 River Street, 967Q
                                                      Essex Jct., VT  05452

Signature Version                                        Agreement No. 003637

CUSTOMER:  RAMTRON INTERNATIONAL CORPORATION
           1850 RAMTRON DRIVE
           COLORADO SPRINGS, CO  80921

This Custom Sales Agreement between Customer and International Business Machines Corporation ("IBM"), which consists of this Base Agreement and Statement of Work Attachments, will be referred to as the "Agreement". The term of this Base Agreement commences on the date identified below by the second party to sign this Base Agreement; however, if Customer fails to identify a date of signing, the term of this Base Agreement commences on the date of signing identified by IBM. The term of this Base Agreement expires on December 31, 2016.

By signing below, the parties each agree to be bound by the terms and conditions of this Agreement. Statement of Work Attachments under this Agreement must be signed by the parties to become effective.

This Agreement is the complete agreement regarding transactions covered by this Agreement, and replaces any prior oral or written communications between Customer and IBM with respect to such transactions. In entering into this Agreement, neither party is relying on any representation that is not specified in this Agreement including without limitation any representations concerning: (a) estimated completion dates, hours, or charges to provide any Service, Product or Prototype; (b) performance or function of any Product, Prototype or system, other than as expressly warranted in this Agreement;
(c) the experiences or recommendations of other parties; or (d) results or savings Customer may achieve. Additional or different terms in any written communication from Customer, except for those written communications that the parties have expressly agreed in this Agreement to have an effect between the parties (such as the quantities and part numbers specified in a purchase order) are void. This Agreement may not be amended or modified except by a written amendment signed by duly authorized signatories of both parties.

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ACCEPTED AND AGREED TO:

Ramtron International Corporation

By: /s/ Bill Staunton
-------------------------
Bill Staunton
Authorized Signature

Name:  Bill Staunton
Title:  Chief Executive Officer
Date:   February 9, 2009

International Business Machines Corporation

By: /s/ John G. Beiswenger
--------------------------
John G. Beiswenger
Authorized Signature

Name:  John G. Beiswenger
Title: Executive Manager, WWC&BP, IBM Microelectronics Division/STG
Date:  February 9, 2009

                                     Page-2

1.0  DEFINITIONS

Capitalized terms in this Agreement have the following meanings. An Attachment may define additional terms; however, those terms apply only to that Attachment.

1.1 "Item" means any part, specification, design, document, report, data or the like which is owned, or licensed from a third party, by Customer or which Customer delivers to IBM under this Agreement.

1.2 "Product" means production units to be sold or purchased under this Agreement. Products do not include Prototypes.

1.3 "Prototype" means a preliminary version of a Product which is intended for internal use and testing and not for resale, and is not suitable for production in commercial quantities but which Customer may deliver to potential customers without charge for sampling purposes only.

1.4 "Service" means any manufacturing activity or design, or engineering work IBM performs.

1.5 "Shipment Date" means IBM's estimated date of shipment for Products or Prototypes.

2.0  AGREEMENT STRUCTURE

2.1 This Agreement consists of (a) the Base Agreement, which defines the basic terms and conditions of the relationship between the parties and
(b) Attachments, which specify the details of a specific work task. If there is a conflict among the terms and conditions of the various documents, Attachment terms and conditions govern.

2.2 Except for Product part numbers, part number descriptions, prices, quantities, and Shipment Dates, purchase orders and acknowledgments will be used to convey information only and any terms and conditions on those are void and replaced by this Agreement.

2.3 For all orders submitted by Customer during the term of this Agreement for IBM Microelectronics Division products, prototypes, or services, it is agreed that all such orders will incorporate the terms of this Agreement, whether expressly referenced or not, and will only be accepted subject to the terms of this Agreement, which will govern and control, unless there is another signed, written agreement to the contrary in place between IBM and Customer with respect to the subject matter of the order. The foregoing will be in effect regardless of whether Customer and IBM have executed any Attachment specific to the products, prototypes, or services ordered.

3.0  ORDER AND DELIVERY

3.1 Customer will issue written purchase orders to request Products, Prototypes and Services. Customer will identify its desired shipment date(s) in each order it submits for Products or Prototypes. IBM will identify the Shipment Date(s) in its order acknowledgment. Accepted purchase orders will be governed by the terms of this Agreement.

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
3.2 Customer is responsible for all freight and duty charges from IBM's shipping location. Title and risk of loss pass to the Customer upon IBM's tender to the carrier for shipment to the Customer from IBM's shipping location.

4.0  CUSTOMER'S USE OF PRODUCTS

Customer represents and warrants that:

4.1 Products will be (a) integrated or incorporated into systems sold under Customer's logo or trade name unless otherwise specified by IBM in writing or
(b) distributed in incidental additional quantities for use as service or upgrade parts in systems Customer has sold. Customer may also use up to 5% of the Products internally.

4.2 Customer will not knowingly integrate, promote, sell, or otherwise transfer any Product to any customer or end user for use in any applications where it is reasonably foreseeable that failure of the Product as used in such application(s) would lead to death, bodily injury, or catastrophic property damage. Examples of such applications may include, without limitation, certain uses in nuclear facilities, air traffic control, weapon systems, direct life support machines, aeronautical or automotive applications.

5.0  CANCELLATION AND RESCHEDULING

5.1 It is IBM's objective to fill any order it accepts. However, notwithstanding any other provision in this Agreement, in the event that IBM's ability to supply Product becomes constrained, IBM may, as IBM deems reasonable, reduce quantities or delay deliveries to Customer.

5.2 Customer may cancel or reschedule an order upon prior written notice to IBM. In the event of a cancellation or a reschedule that exceeds the rescheduling rights set forth in the applicable Attachment, the cancellation or reschedule charge in the applicable Attachment will apply. In the event no Attachment governing the Product(s) at issue has been executed, the cancellation charges set forth in the most recent quote issued by IBM governing the Products or Services at issue will apply.

6.0  PAYMENT

6.1 Prices will be as set forth in an applicable Attachment. IBM will invoice Customer after the Products or Prototypes have been shipped from IBM's shipping location or the Services provided. Customer will pay the full amount of the invoice within thirty (30) days of the invoice date via electronic funds transfer (e.g., wire or electronic data interchange), provided however, and notwithstanding any other provision of the Agreement, that IBM will have the right, in its sole discretion, to require payment before its acceptance of a purchase order or delivery, or payment via letter of credit, if Customer fails to comply with applicable credit terms or limits or this Agreement or IBM determines that Customer's credit rating warrants such action. IBM may stop deliveries to Customer if Customer does not comply with applicable credit terms or limits or this Agreement. IBM may charge Customer interest on any overdue payment, calculated from the date payment was due until the date payment is made, at the rate of 1.5% per month or the

                                     Page-4
maximum legal rate under applicable law, whichever is less. If IBM issues an invoice for such interest, Customer will pay the invoice in accordance with this Section 6.1.

7.0  TAXES

7.1 Customer is responsible for all taxes related to Products, Prototypes and Services except for taxes based on IBM's net income.

8.0  LIMITED WARRANTY

8.1 IBM warrants all Products to be free from material defects in workmanship and material. If Customer claims that any Product does not conform to this warranty, Customer must notify IBM in writing of such claim within thirty (30) days from the date IBM delivered the Product (unless otherwise stated in an Attachment applicable to such Product) and comply with
Section 8.3. IBM does not warrant uninterrupted or error free operation of Products or that IBM will correct all defects.

8.2 IBM's sole liability and Customer's sole remedy for breach of warranty will be limited as stated in this Section 8 and Section 12, and in applicable Attachments.

8.3 To make a warranty claim, Customer must (a) provide the written notice required by Section 8.1 promptly after learning of a Product defect, and identify the defect(s) in the notice, (b) follow IBM's Return Materials Authorization instructions for return of the Product, and (c) at IBM's request, return the Product freight collect to the IBM designated location.

8.4 If IBM determines such Product does not meet the warranty, IBM will, at its option, repair or replace the Product or issue a credit at the purchase price. Every returned Product that IBM replaces, or for which IBM issues a credit, will become IBM's property. This warranty does not cover Products that are defective because of any of the following: (a) accident, abuse, misuse, negligence, modification, or improper maintenance; (b) failure caused by a product that IBM did not provide or for which IBM is not responsible; or
(c) use or storage in other than IBM's specified operating environment. This warranty is void if Product labels or markings have been removed or altered.

8.5 This warranty is not transferable. No course of dealing, course of performance, usage of trade, or description of any Product, Prototype or Service will be deemed to establish a warranty, express or implied.

8.6 ALL PROTOTYPES ARE PROVIDED "AS IS" WITHOUT WARRANTY OR INDEMNIFICATION OF ANY KIND BY IBM.

8.7 THE FOREGOING WARRANTIES ARE CUSTOMER'S EXCLUSIVE WARRANTIES AND REPLACE ALL OTHER WARRANTIES OR TERMS, EXPRESS OR IMPLIED, INCLUDING THE WARRANTY OF NON- INFRINGEMENT AND NON-INTERFERENCE AND THE IMPLIED WARRANTIES OR TERMS OF MERCHANTABILITY, FITNESS OR USAGE FOR PARTICULAR PURPOSE.

                                     Page-5

9.0  PATENTS AND COPYRIGHTS

9.1 If a third party claims that a Product IBM provides to Customer infringes that party's patent or copyright, IBM will defend Customer against that claim at IBM's expense and pay all costs, damages, and attorney's fees that a court finally awards, or any applicable settlement amount that IBM negotiates, provided that Customer does the following:

     (a)  promptly notifies IBM in writing of the claim against Customer; and

     (b) allows IBM to have sole control, and reasonably cooperates with IBM in the defense and any related settlement negotiations. Customer may participate in such defense at Customer's own expense.

If such a claim is made or appears likely to be made, Customer agrees to permit IBM to enable Customer to continue to use the Product, to modify it, or replace it with one that is at least functionally equivalent. If IBM determines that none of these alternatives is reasonably available, Customer agrees to return the Product to IBM upon written request. IBM will then provide Customer a credit equal to the amount the Customer paid for the given Product. However, unless otherwise required by a court order, such modification, replacement, or return will be limited to only those Product(s) that are under the reasonable control of the Customer.

This is IBM's entire obligation to Customer regarding any claim of infringement.

9.2 IBM will have no obligation regarding any patent or copyright claim based on any of the following:

     (a)  any Item;
     (b)  Customer's modification of a Product;
     (c) the combination, operation, or use of a Product with any product, data, or apparatus that IBM did not provide with the Product; or
     (d) infringement by a non-IBM product alone, as opposed to its combination with Products IBM provides to Customer as a system.

9.3 If a third party claims that a Product IBM provides to Customer infringes that party's patent or copyright, and such claim is based upon any of the factors specified in Section 9.2, Customer will defend IBM against such claim at Customer's expense and pay all costs, damages, and attorney's fees that a court finally awards, or any applicable settlement amount that Customer negotiates, provided that IBM does the following:

     (a)  promptly notifies Customer in writing of the claim against IBM; and
     (b) allows Customer to have sole control, and reasonably cooperates with Customer, in the defense and any related settlement negotiations. IBM may participate in such defense at IBM's own expense.

                                     Page-6

10.0  LICENSE DISCLAIMER

10.1 No license, immunity or other right is granted herein to either party, whether directly or by implication, estoppel, or otherwise, with respect to any patent, trademark, copyright, mask work, trade secret, utility model, know-how, or other intellectual property rights.

11.0  TRADEMARK

11.1 Nothing in this Agreement grants either party any rights to use the other party's trademarks or trade names, directly or indirectly, in connection with any product, prototype, service, promotion, publication or publicity without prior written approval of the other party or trademark or trade name owner.

12.0  LIMITATION OF LIABILITY

12.1 Circumstances may arise where, because of a default on IBM's part or other liability, Customer is entitled to recover damages from IBM. In each such instance, regardless of the basis on which Customer is entitled to claim damages from IBM (including fundamental breach, negligence, misrepresentation, or other contract or tort claim), the following terms apply as Customer's exclusive remedy and IBM's exclusive liability. IBM is liable for no more than the following:

     (a)  payments referred to in the patents and copyrights terms above in
          Section 9.1;
     (b) damages for bodily injury (including death) and damage to real property and tangible personal property; and
     (c)  the amount of any other actual direct damages up to the greater of
          (i) the charges for the Product or Service that is the subject of the claim or (ii) U.S. $100,000 (or equivalent in local currency).

This limit also applies to any of IBM's subcontractors. It is the maximum for which IBM and its subcontractors are collectively responsible.

12.2 Under no circumstances is IBM, or its subcontractors, liable for any of the following even if informed of their possibility:

     (a) third-party claims against Customer for damages (other than those under the first two items listed in Section 12.1 above);
     (b)  loss of, or damage to, records or data; or
     (c) special, incidental, punitive or indirect damages or for any economic consequential damages (including lost profits, business, revenue, goodwill or anticipated savings).

13.0  TERMINATION

13.1 If a party materially breaches a term of this Base Agreement or an Attachment, the other party may, at its option, terminate this Agreement or any or all Attachments provided the party in breach is given written notice and fails to cure such breach within thirty (30) days from the date of the notice. A party may terminate this Agreement immediately in the event of (a) insolvency, dissolution or liquidation by or against the other party, (b) any

                                     Page-7
assignment of the other party's assets for the benefit of creditors, (c) any act or omission of an act by the other party demonstrating its inability to pay debts generally as they become due, or (d) any transfer of substantially all of the other party's business or assets to a third party, other than a third party to which this Agreement is assigned pursuant to Section 17.4 below. If IBM has a reasonable basis to believe any of the Items infringe an intellectual property right of any third party, IBM may immediately terminate or suspend its obligations hereunder without liability as to Products relating to such Items.

13.2  If IBM terminates this Agreement or an Attachment in accordance with
Section 13.1, IBM will be entitled to treat any or all applicable outstanding purchase orders as if cancelled by Customer and Customer will pay (a) any applicable cancellation charges, (b) IBM's cost of any components procured by IBM to fill Customer's purchase orders that IBM cannot otherwise use, and
(c) any outstanding invoices. Monies owing IBM will become immediately due and payable.

13.3 If Customer terminates this Agreement or an Attachment in accordance with Section 13.1, IBM will fill all applicable previously accepted purchase orders for Products, but IBM will not be obligated to accept further applicable purchase orders after receiving notice.

13.4 This Base Agreement will continue after its termination or expiration with respect to any Attachments already in place until they expire, are terminated or completed. Provided that no monies are due IBM, applicable Items will be disposed of as directed by Customer in writing at Customer's expense after a termination or expiration.

14.0  EXPORT REGULATIONS

14.1 Customer agrees that Customer will act as the exporter or importer of the Products, Prototypes, and technical data. Customer warrants that Customer is in full compliance with all applicable export laws, including those of the U.S. Customer further agrees to comply with U.S. prohibitions on delivery of Products, Prototypes, and technical data and providing services to certain end users and for certain end uses as set forth in the U.S. Export Administration Regulations, including but not limited to, the following end uses/end users: nuclear facilities, space or missile, and weapons systems (including without limitation chemical and biological).

14.2 For orders by non-U.S. customers who take delivery in the United States the following section will apply: Customer agrees that Customer will determine any export license requirements, obtain any export license or other U.S. Government export authorization, carry out any U.S. Customs formalities, and otherwise fulfill all relevant requirements for the export of Products, Prototypes, and technical data. Customer agrees that the designation of IBM as the U.S. principal party in interest to the export, and the use by Customer or its designated forwarding agent(s) of any information supplied to Customer by IBM will be used solely for completion of the Shipper's Export Declaration (or AES record). Customer agrees to provide to IBM, or have its forwarding agent(s) provide, a copy of every Shipper's Export Declaration (or AES record) in which IBM's Employer Identification Number is used.

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
14.3 In the event that IBM arranges for export or import, Customer agrees to provide all information necessary to determine all relevant export authorizations and to export and import the Products, Prototypes and technical data, including as applicable the Export Classification Control Number (ECCN) and subheadings, or munitions list category number, and agrees to assist with obtaining any required licenses and authorizations and with making any required filings. Customer will be fully responsible for the correctness of information provided by Customer and any use of it to comply with applicable regulations.

15.0  NOTICES

15.1 All communications and notices between the parties concerning this Agreement will be in writing given to the appropriate individual listed in the applicable Attachment, his/her successor or assignee, and will be deemed sufficiently made on the date personally served or sent in a manner that generates a reliable written receipt (e.g. via mail, facsimile or electronic data interchange). Communication by facsimile or electronic data interchange is acceptable as a "writing." The autographs of representatives of the parties, as received by facsimile or electronic data interchange, will constitute "original" signatures.

16.0  INDEPENDENCE OF ACTION

16.1 Each party agrees that this Agreement will not restrict the right of either party to enter into agreements with other parties for same or similar work, or to make, have made, use, sell, buy, develop, market or otherwise transfer any products or services, now or in the future, so long as confidential information is not disclosed or used, except as otherwise permitted in this Agreement.

17.0  GENERAL

17.1 Neither party may disclose the terms and conditions of this Agreement to any third party without the other party's prior written consent, except
(a) as required by law, (b) to legal counsel of the parties, accountants, and other professional advisors, (c) in connection with the enforcement of this Agreement or rights under this Agreement, or (d) in confidence, in connection with an actual or prospective merger, acquisition, sale of assets or similar transaction. All other information exchanged between the parties will be considered nonconfidential, unless exchanged under a separate confidentiality agreement signed by the parties.

17.2 Except for Customer's obligation to pay, neither party will be responsible for failing to perform under this Agreement for acts of God, natural disasters, or other similar causes beyond its reasonable control.

17.3 The validity, construction, and performance of this Agreement will be governed exclusively by the substantive laws of the State of New York, United States, as though this Agreement were executed in and fully performed within the State of New York and without regard to any conflict of laws provisions. The United Nations Convention on Contracts for the International Sale of Goods will not apply to this Agreement. Neither party will bring a legal
action against the other more than    ***     years after the cause of action

---------
Confidential Information (indicated by *** ) has been omitted and filed separately with the Securities and Exchange Commission.

                                     Page-9
arose, except for actions for nonpayment or to enforce intellectual property rights. Both parties waive the right to a jury trial in any dispute arising out of this Agreement. Both parties agree that any action concerning this Agreement will be brought exclusively in a court of competent jurisdiction in the State of New York and hereby consent to the exclusive personal jurisdiction of any such court and to service of process in the manner provided for the giving of notices pursuant to this Agreement. If, notwithstanding the foregoing, a New York court's judgment is not enforceable against a party, the other party may bring such an action in any court of competent jurisdiction.

17.4 Except as provided below, neither party may assign or transfer, in whole or in part, by operation of law or otherwise, this Agreement, or any of its rights or obligations under this Agreement, without the prior written consent of the other party, and any such attempted assignment or transfer will be null and void. IBM may assign its rights to payment to any third party or subcontract its obligations under this Agreement, and either party may upon written notice to the other party, assign or transfer, in whole or in part, this Agreement and any of its rights and obligations hereunder to any third party that acquires all or substantially all of any assets (tangible or intangible) related to the development, manufacture, use or sale
of Products,         ***                                    .

17.5 No delay or failure by either party to act in the event of a breach or default hereunder will be construed as a waiver of that or any subsequent breach or default of any provision of this Agreement.

17.6 If any part, term or provision of this Agreement is declared unlawful or unenforceable by a court of competent jurisdiction, the remainder of this Agreement will remain in full force and effect.

17.7 The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

17.8 Once signed by both parties, any reproduction of this Agreement made by reliable means (e.g. photocopy or facsimile) is considered an original.

17.9 Any terms of this Agreement which by their nature extend beyond expiration or termination of this Agreement will remain in effect until fulfilled and will bind the parties and their legal representatives, successors, heirs and assigns.

17.10 This Agreement is in English language only, which will be controlling in all respects, and all versions hereof in any other language will be for accommodation only and will not be binding upon the parties hereto. All communications and notices to be made or given pursuant to this Agreement will be in English language.

17.11 This Agreement is not intended to and does not benefit any party except IBM and Customer. It is the parties' express intent that this Agreement is not a third party beneficiary contract.

---------
Confidential Information (indicated by *** ) has been omitted and filed separately with the Securities and Exchange Commission.

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
17.12 Customer will not (a) make any representations or warranties about IBM, the work performed by IBM under the terms of the Agreement or the Products, Prototypes or Services other than those IBM specifically authorizes in writing or (b) take any action or make any commitment on IBM's behalf.

17.13 Customer agrees to allow and to obtain any necessary permissions to allow IBM to store its contact information, such as names, phone numbers, and e-mail addresses, in any country where IBM does business and to use such information internally and to communicate with Customer for the purposes of Customer's and IBM's business relationship.

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
                 SEMICONDUCTOR SERVICES ATTACHMENT NO. 1
                   TO CUSTOM SALES AGREEMENT NO. 003637

This Attachment is incorporated into Custom Sales Agreement No. 003637 ("Agreement") as Attachment No. 1 ("Attachment"). The term of this Attachment commences on the date identified below by the second party to sign this Attachment; however, if Customer fails to identify a date of signing, the term of this Attachment commences on the date of signing identified by IBM (the "Effective Date") and will remain in effect until IBM provides the deliverables and Services in accordance with this Attachment, unless earlier terminated or extended in accordance with this Attachment or the Agreement. This Attachment is governed by the terms and conditions of the Agreement.

DEFINITIONS:

"CUSTOMER TOOLS" means those tools provided by Customer and identified in Table 2.1 of Part A of this Attachment. All Customer Tools remain the property of Customer and will be insured by Customer against risk of loss.

"DECONTAMINATION" means the standard industry definition of this term.

"Disconnect" means the standard industry definition of this term and also includes crating and packaging of Customer's tools and Peripheral Equipment.

"F-RAM TECHNOLOGY" means Customer's Ferroelectric Random Access Memory that will be transferred, developed and used in conjunction with IBM's base 180 nm
   ***    technology.

"IBM DELIVERABLES" IBM Deliverables means any part, specification, design, design data, document, report, data, design software or the like, which is owned or licensed from a third party by IBM and which IBM delivers to Customer under this Attachment.

"PERIPHERAL EQUIPMENT" means all of the Customer-provided equipment required for IBM to perform the Services described in this Attachment.

"T0" means the Effective Date of this Attachment.

"TOOL QUALIFICATION PLAN" means the plan jointly defined by the parties for the qualification of Customer Tools installed at IBM's Essex Junction facility.

"TRANSPORT" means the standard industry definition of this term.

1.0  SCOPE OF WORK

1.1 IBM will perform the Services and provide the IBM Deliverables identified in Part A of this Attachment.

1.2 Customer will provide IBM with the Customer's Items and cooperate with IBM to enable IBM to perform Services in accordance with the Agreement.

---------
Confidential Information (indicated by *** ) has been omitted and filed separately with the Securities and Exchange Commission.

                                     Page-12

2.0  EQUIPMENT AND DATA

Customer will provide IBM with sufficient, free, and safe access to the Customer facilities, computers, equipment, data, and materials as are reasonably required by IBM to perform the Services hereunder.

3.0  SUBCONTRACTORS

IBM may subcontract Services to be performed hereunder. Notwithstanding this Section, IBM's use of subcontractors will not relieve IBM of the responsibility for the subcontractor's performance, and IBM's obligations and responsibilities assumed under the Agreement will be made equally applicable to subcontractors.

4.0  TRAVEL EXPENSES

Travel expenses for IBM, if applicable, are identified in Part A of this Attachment.

5.0  CHANGE CONTROL

5.1 Either party may, by written notice to the other, request changes to the specifications or work scope for the Services described in this Attachment. "Engineering Change Orders" or "ECOs" are changes to the specifications or work scope for the Services delays initiated by Customer. In the event an ECO will impact the schedule, require additional Services, and/or increase the price for the Services or IBM Deliverables, IBM will provide Customer with an ECO Change Form or an IBM quote, which will set forth the estimated effect of the ECO on the schedule, Services and charges and/or prices. Customer will respond to any such ECO Change Form or quote by providing any objections or accepting the changes. Once an ECO Change Form or quote is accepted, if the ECO Change Form or quote contained additional Service charges, Customer will provide IBM with a purchase order for any additional Services resulting from the change and/or schedule delay. Once ten (10) business days have passed from Customer's receipt of the ECO Change Form or quote, IBM may stop work until all issues related to the ECO are resolved and IBM accepts any purchase order if additional Services are required. The parties will promptly amend this Attachment to incorporate any agreed-to changes that affect the Services description and/or pricing.

6.0  ORDERS

6.1 Customer will request Services by issuing written purchase orders to IBM. Purchase orders for Services will only specify:

a)  Customer's purchase order number;
b)  Customer's tax status - exempt or non-exempt;
c)  ship to location - complete address;
d)  bill to location - complete address;
e)  order from location - complete address;
f)  the applicable price for the Services.

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7.0  Cancellation

7.1 Customer may not cancel the Services to be performed under this Attachment. In the event of a termination of the Base Agreement and/or this Attachment, the terms and conditions of Section 13.0 of the Base Agreement will apply.

8.0  NOTICES

Pursuant to Section 15 of the Agreement, any notices hereunder will be given to the Contract Coordinators stated below.

Contract Coordinators:

Customer: Bob Djokovich                     IBM:  WW Contracts & Business
                                            Practices
Address: 1850 Ramtron Dr.                   IBM Microelectronics
Colorado Springs, CO 80921                  1000 River Street, 967Q
Phone: (719)481-7202                        Essex Jct. VT  05452
Fax: (719)481-9294                          Fax:  802-769-3988
Email: Bob.djokovich@ramtron.com

9.0  Confidential Information

         ****                  .  Neither party will disclose the terms
or conditions of this Agreement without the other party's prior written approval, except Customer may disclose the terms or conditions of this Agreement as part of Customer's 8K disclosure to the Securities and Exchange Commission (SEC). Customer shall submit its proposed disclosure to IBM for approval prior to disclosing to the SEC, such approval not to be unreasonably withheld. For the avoidance of doubt, any such disclosure to the SEC shall not include any pricing or the contents of Part A of this Attachment.

This Attachment and the Agreement are the complete agreement regarding the transactions covered by this Attachment and replace any prior oral or written communications between Customer and IBM with respect to such transactions.
In entering into this Attachment, neither party is relying on any representation that is not specified in the Agreement including without limitation any representations concerning: (a) estimated completion dates, hours, or charges to provide any IBM Deliverable or Service; (b) performance or function of any IBM Deliverable or system, other than as expressly warranted in the Agreement; (c) the experiences or recommendations of other parties; or (d) results or savings Customer may achieve. Additional or different terms in any written communication from Customer, except for those written communications that the parties have expressly agreed in the Agreement to have an effect between the parties (such as the quantities and part numbers specified in a purchase order), are void.

---------
Confidential Information (indicated by *** ) has been omitted and filed separately with the Securities and Exchange Commission.

                                     Page-14

ACCEPTED AND AGREED TO:

Ramtron International Corporation

By: /s/ Bill Staunton
-------------------------
Bill Staunton
Authorized Signature

Name:  Bill Staunton
Title:  Chief Executive Officer
Date:  February 9, 2009

International Business Machines Corporation

By: /s/ John G. Beiswenger
--------------------------
John G. Beiswenger
Authorized Signature

Name:  John G. Beiswenger
Title: Executive Manager, WW Contracts & Business Practices,
       IBM Microelectronics Division
Date:  February 9, 2009

                                     Page-15

                                     PART A

1.0  DESCRIPTION OF SERVICES AND IBM DELIVERABLES TO BE PROVIDED BY IBM

IBM will provide Customer with facility design and fit up, tool installation, and tool qualification services in support of the future manufacture of Customer Product by IBM.

1.1  Facility Design and Fit Up Services

IBM will physically modify its Essex Junction, VT., facility to accommodate the installation of Customer's Tools at the facility.

1.2  Tool Installation Services

IBM or a subcontractor of IBM will install Customer Tools and Peripheral Equipment in accordance with IBM guidelines and Customer specifications.

1.3  Tool Qualification Services

At the completion of facility fit up and tool installation activities, IBM will work with Customer and its tool vendor to verify that the installed Customer Tools are operational and meet manufacturing specifications and proposed manufacturing process requirements. IBM will review Customer's initial Tool Qualification Plan and work with Customer to jointly define a final Tool Qualification Plan.

1.4  IBM Services and Deliverables Table
-----------------------------------------------------------------------------
No.     High Level Description of IBM Services/            Estimated Delivery
        Deliverables                                             Date
=============================================================================
1       Provide Customer with IBM's manufacturing,           T0 + 14 working
        environmental and safety specifications/             days
        requirements for the fit up and install of
        Customer Tools and Peripheral Equipment
-----------------------------------------------------------------------------
2       IBM approval of  Customer provided                within 10 working
        specifications for Customer Tools and             days of IBM receipt
        Peripheral Equipment                              of specifications
-----------------------------------------------------------------------------
3       IBM will provide facility design &                Space available
        construction fit up services to accommodate       starting T0 + 60
        the tools identified in Table 2.1 including       working days
        all required utility services (electricity,
        gases, drainage, exhaust, etc.)
-----------------------------------------------------------------------------
4       IBM will provide tool installations, tool         IBM receipt of
        hook ups/connects, and tool qualifications        all Customer
        (in collaboration with Customer tool vendor)      Tools  + 30
        for the tools identified in Table 2.1 below.      working days
-----------------------------------------------------------------------------
5       Final Tool Qualification Plan as jointly          T0 + 30 working
        defined by the parties                            days
-----------------------------------------------------------------------------
6       IBM will provide appropriate accommodations       T0 +30 working
        at its Essex Junction facility for Customer's     days
        tool vendor to perform the required connect,
        install and qualification of Customer Tools.
=============================================================================
                                     Page-16

2.0 DESCRIPTION OF CUSTOMER ITEMS

Customer will provide the following Items in support of the work defined under this Attachment.

-----------------------------------------------------------------------------
No.     Description of Customer Items                    Estimated Delivery
                                                                 Date
=============================================================================
1       Provide Customer Tools and associated                T0 + 1 month
        specifications to IBM as defined in Table 2.1
-----------------------------------------------------------------------------
2       Provide IBM with all Customer Tools and              T0
        Peripheral Equipment utility and chemical
        specifications/requirements.
-----------------------------------------------------------------------------
3       Provide all Customer Peripheral Equipment            T0 + 1 month
        and specifications required to make the Customer
        Tools fully operational in the IBM 200MM operating
        environment (including mini-environments, handlers,
        load/unload hoods, pumps and scrubbers).
-----------------------------------------------------------------------------
4       Final manufacturing tool set definition (SEZ, STI)   T0 + 10 months
=============================================================================

2.1 CUSTOMER and IBM SUPPLIED TOOLS

The following tool list represents the comprehensive set of unique tools required to support the deliverables associated with the Customer's F-RAM process module transfer/development attachment:




              ***




3.0  ASSUMPTIONS

3.1. All Customer Tools and Peripheral Equipment specifications must be reviewed and approved by IBM to verify compliance with IBM manufacturing, safety and environmental requirements.

3.2 Customer Tools and Peripheral Equipment will be subject to IBM specifications and inspections and will require IBM written approval prior to installation.

---------
Confidential Information (indicated by *** ) has been omitted and filed separately with the Securities and Exchange Commission.

                                     Page-17

3.3. Customer Tools will include tool vendor installation services on all the equipment Customer will be installing at IBM.

3.4 All Customer Tools and Customer Peripheral Equipment are delivered DDP (as such term is defined in Incoterms 2000) to IBM. Tool vendor install activities will include standard vendor install for the Customer Tools.

3.5. Customer shall at all times remain financially responsible for all Customer Tools and Customer Peripheral Equipment Disconnect, Decontamination, and Transport charges.

3.6  Customer to pay for the retrofit and install of an    ***
         ****                       and pay for the install of a Customer
owned       ***                    .  These charges are not included in
the fixed price set forth in Section 4.1.

3.7 IBM will subcontract with Customer's tool vendor for the post-installation maintenance of the Customer Tools. For the period beginning as of the date the Customer Tools are installed at IBM's facility through December 31, 2011, Customer will reimburse IBM for all such maintenance charges. After that date through the termination or expiration of the Agreement and/or this Attachment, IBM will be financially responsible for all such maintenance charges.

3.8 Customer is financially responsible for all Customer Tools and Peripheral Equipment Disconnect, Decontamination and Transport charges in the event of termination for cause by either party under Section 13.0 of the
Agreement or at the expiration of this Attachment.   Customer agrees to
remove Customer Tools and Peripheral Equipment within a reasonable period of time following the termination of the Agreement and/or this Attachment.

3.9 In the event Customer demand for the Product exceeds the capacity of the Customer Tools and Peripheral Equipment Customer has installed at IBM's facility, Customer will be financially responsible for required additional Customer Tools and Peripheral Equipment including installation, maintenance, insurance, Disconnect, Decontamination and Transport charges.

3.10. Manufacture of Customer product is not included within the scope of this Attachment.

4.0  SERVICES PRICING

4.1 The fixed price for the IBM Deliverables and Services described in this Attachment (excluding taxes and like governmental charges and approved travel
expenses) is                            ***
        ****                    .  Customer will provide IBM with a purchase
order for such amount before IBM will commence work. If Customer has established a credit line with IBM that exceeds the total Services charge, IBM will invoice the above Services charges in accordance with the payment

---------
Confidential Information (indicated by *** ) has been omitted and filed separately with the Securities and Exchange Commission.

                                     Page-18
milestones set forth below. Otherwise, IBM will require payment in advance for the total Services charge prior to commencing any work.




                        ***




4.2 Pricing Assumptions

Any IBM travel requested by Customer will be pre-approved by Customer and will be billed as a separate line item on IBM's monthly invoice.

5.0  ACCEPTANCE CRITERIA FOR IBM DELIVERABLES OR SERVICES

All IBM Deliverables are deemed accepted by Customer upon delivery. All IBM Services are deemed accepted by Customer upon performance by IBM subject to the terms of this Attachment and/or the Agreement.

---------
Confidential Information (indicated by *** ) has been omitted and filed separately with the Securities and Exchange Commission.

                                     Page-19

                   SEMICONDUCTOR SERVICES ATTACHMENT NO. 2
                      TO CUSTOM SALES AGREEMENT NO. 3637

This Attachment is incorporated into Custom Sales Agreement No. 3637 as Attachment No. 2 ("Attachment"). The term of this Attachment commences on the date identified below by the second party to sign this Attachment; however, if Customer fails to identify a date of signing, the term of this Attachment commences on the date of signing identified by IBM (the "Effective Date") and will remain in effect until IBM provides the deliverables and Services in accordance with this Attachment, unless earlier terminated or extended in accordance with this Attachment or the Agreement. This Attachment is governed by the terms and conditions of the Agreement.

DEFINITIONS:

"CUSTOMER TOOLS" means those tools provided by Customer and identified in Table 2.1 of Part A of Attachment 1. All Customer Tools remain the property of Customer and will be insured by Customer against risk of loss.

"DECONTAMINATION" means the standard industry definition of this term.

"DISCONNECT" means the standard industry definition of this term and also includes crating and packaging of Customer's tools and Peripheral Equipment.

"F-RAM TECHNOLOGY" means Customer's Ferroelectric Random Access Memory that will be transferred, developed and used in conjunction with IBM's base 180 nm
   ***    technology.

"IBM DELIVERABLES" IBM Deliverables means any part, specification, design, design data, document, report, data, design software or the like, which is owned or licensed from a third party by IBM and which IBM delivers to Customer under this Attachment.

"PERIPHERAL EQUIPMENT" means all of the Customer-provided equipment required for IBM to perform the Services described in this Attachment.

"T0" means the Effective Date of this Attachment.

"TOOL QUALIFICATION PLAN" means the plan jointly defined by the parties for the qualification of Customer Tools installed at IBM's Essex Junction facility.

"TRANSPORT" means the standard industry definition of this term.

1.0  SCOPE OF WORK

1.1 IBM will perform the Services and provide the IBM Deliverables identified in Part A of this Attachment.

1.2 Customer will provide IBM with the Customer's Items and cooperate with IBM to enable IBM to perform Services in accordance with the Agreement.

---------
Confidential Information (indicated by *** ) has been omitted and filed separately with the Securities and Exchange Commission.

                                     Page-20

2.0  EQUIPMENT AND DATA

Customer will provide IBM with sufficient, free, and safe access to the Customer facilities, computers, equipment, data, and materials as are reasonably required by IBM to perform the Services hereunder.

3.0  SUBCONTRACTORS

IBM may subcontract Services to be performed hereunder. Notwithstanding this Section, IBM's use of subcontractors will not relieve IBM of the responsibility for the subcontractor's performance, and IBM's obligations and responsibilities assumed under the Agreement will be made equally applicable to subcontractors.

4.0  TRAVEL EXPENSES

Travel expenses for IBM, if applicable, are identified in Part A of this Attachment.

5.0  CHANGE CONTROL

5.1 Either party may, by written notice to the other, request changes to the specifications or work scope for the Services described in this Attachment. "Engineering Change Orders" or "ECOs" are changes to the specifications or work scope for the Services or delays initiated by Customer. In the event an ECO will impact the schedule, require additional Services, and/or increase the price for the Services or IBM Deliverables, IBM will provide Customer with an ECO Change Form or an IBM quote, which will set forth the estimated effect of the ECO on the schedule Services and charges and/or prices. Customer will respond to any such ECO Change Form or quote by providing any objections or accepting the changes. Once an ECO Change Form or quote is accepted, if the ECO Change Form or quote contained additional Services charges, Customer will provide IBM with a purchase order for any additional Services resulting from the change and/or schedule delay. Once ten (10) business days have passed from Customer's receipt of the ECO Change Form or quote, IBM may stop work until all issues related to the ECO are resolved and IBM accepts any purchase order if additional Services are required. The parties will promptly amend this Attachment to incorporate any agreed-to changes that affect the Services description and/or pricing.

6.0  ORDERS

6.1 Customer will request Services by issuing written purchase orders to IBM. Purchase orders for Services will only specify:

     a)  Customer's purchase order number;
     b)  Customer's tax status - exempt or non-exempt;
     c)  ship to location - complete address;
     d)  bill to location - complete address;
     e)  order from location - complete address;
     f)  the applicable price for the Services.

                                     Page-21

7.0  CANCELLATION

7.1 Customer may not cancel the Services to be performed under this Attachment. In the event of a termination of the Base Agreement and/or this Attachment, the terms and conditions of Section 13.0 of the Base Agreement will apply.

8.0  NOTICES

Pursuant to Section 15 of the Agreement, any notices hereunder will be given to the Contract Coordinators stated below.

Contract Coordinators:

Customer: Bob Djokovich                     IBM:  WW Contracts & Business
                                            Practices
Address: 1850 Ramtron Dr.                   IBM Microelectronics
Colorado Springs, CO 80921                  1000 River Street, 967Q
Phone: (719)481-7202                        Essex Jct. VT  05452
Fax: (719)481-9294                          Fax:  802-769-3988
Email: Bob.djokovich@ramtron.com

9.0  Confidential Information

       ***                        .  Neither party will disclose the terms
or conditions of this Agreement without the other party's prior written approval, except Customer may disclose the terms or conditions of this Agreement as part of Customer's 8K disclosure to the Securities and Exchange Commission (SEC). Customer shall submit its proposed disclosure to IBM for approval prior to disclosing to the SEC, such approval not to be unreasonably withheld. For the avoidance of doubt, any such disclosure to the SEC shall not include any pricing or the contents of Part A of this Attachment.

This Attachment and the Agreement are the complete agreement regarding the transactions covered by this Attachment and replace any prior oral or written communications between Customer and IBM with respect to such transactions.
In entering into this Attachment, neither party is relying on any representation that is not specified in the Agreement including without limitation any representations concerning: (a) estimated completion dates, hours, or charges to provide any IBM Deliverable or Service; (b) performance or function of any IBM Deliverable or system, other than as expressly warranted in the Agreement; (c) the experiences or recommendations of other parties; or (d) results or savings Customer may achieve. Additional or different terms in any written communication from Customer, except for those written communications that the parties have expressly agreed in the Agreement to have an effect between the parties (such as the quantities and part numbers specified in a purchase order), are void.

---------
Confidential Information (indicated by *** ) has been omitted and filed separately with the Securities and Exchange Commission.

                                     Page-22

ACCEPTED AND AGREED TO:

Ramtron International Corporation

By: /s/ Bill Staunton
-------------------------
Bill Staunton
Authorized Signature

Name:  Bill Staunton
Title:  Chief Executive Officer
Date:   February 9, 2009

International Business Machines Corporation

By: /s/ John G. Beiswenger
--------------------------
John G. Beiswenger
Authorized Signature

Name:  John G. Beiswenger
Title: Executive Manager, WW Contracts & Business Practices,
       IBM Microelectronics Division
Date:  February 9, 2009

                                     Page-23

                                     PART A

1.0   DESCRIPTION OF SERVICES AND IBM DELIVERABLES TO BE PROVIDED BY IBM

IBM will provide process transfer/development services in collaboration with Customer in support of the transfer of Customer's F-RAM technology process as
applied in conjunction with IBM's 180 nm    ***   technology to IBM's 200 mm
semiconductor facility in Essex Junction, Vermont. IBM and Customer will collaborate on the integration of Customer's existing unique F-RAM Technology process steps into IBM's existing manufacturing process flow to establish and demonstrate L1 readiness.

IBM will provide technical resources as defined herein to accomplish the activities identified in the table below.


                       ***


1.1 PLANNED WAFER FABRICATION START SCHEDULE FOR SHORT LOOP AND INTEGRATED FULL FLOW WAFERS:


                       ***


2.0   DESCRIPTION OF CUSTOMER ITEMS

Customer will provide the F-RAM process technology specifications along with the engineering expertise to facilitate and assist in the transfer and integration and process centering of Customer s F-RAM process tech to IBM. Customer will provide the following Items.

-----------------------------------------------------------------------------
No.     Description of Customer Items                    Estimated Delivery
                                                                 Date
=============================================================================
1       Customer will provide all required technology        T0 +30 days
        and process/tool recipe specifications to IBM
-----------------------------------------------------------------------------
2       Customer will assign up to 5 subject matter          T0 + 60 -
        expert engineers to collaborate with IBM             540 days
        counterparts at IBM's facility
-----------------------------------------------------------------------------
3      Customer will provide an appropriate test             T0 + 120 days
       site mask set for short loop and integrated
       wafer fabrication for process bring up
-----------------------------------------------------------------------------
4      Customer will collaborate with IBM and jointly        T0 + 60 -
       agree on short loop and integrated wafer              300 days
       requirements and timing
=============================================================================

---------
Confidential Information (indicated by *** ) has been omitted and filed separately with the Securities and Exchange Commission.

                                     Page-24

3.0  ASSUMPTIONS

3.1 All communication between IBM and Customer will be conducted between hours of 8:00 AM to 5:00 PM EST, unless otherwise mutually agreed by the parties.

3.2 IBM will provide a standard IBM office environment for Customer's engineering subject matter experts including access to all IBM public facilities including rest rooms, cafeteria, parking and recreational facilities.

3.3 Customer's engineering subject matter experts will have limited access to fabricator (access to be defined by IBM in its discretion).

3.4 Customer will follow all IBM rules and regulations while on IBM premises.

3.5  IBM will provide limited support for Customer unique processes.

3.6.      ***

3.7 Manufacture of Customer product is not included within the scope of this Attachment.

3.8 Customer will provide engineering subject matter experts in all required disciplines for the performance of its responsibilities under this Attachment.

3.9 Customer is responsible for the performance of all subsequent L1 and L2 qualification work.

4.0  SERVICES PRICING

4.1 The fixed price for the IBM Deliverables and Services described in this Attachment (excluding taxes and like governmental charges and approved travel
expenses) is                               ***
             ***                . Customer will provide IBM with a purchase
order for such amount before IBM will commence work. If Customer has established a credit line with IBM that exceeds the total Services charge, IBM will invoice the above Services charges in accordance with the payment milestones set forth below. Otherwise, IBM will require payment in advance for the total Services charge prior to commencing any work.



                       ***


---------
Confidential Information (indicated by *** ) has been omitted and filed separately with the Securities and Exchange Commission.

                                     Page-25

4.2 Prototype Wafer Unit Charge:




                       ***




4.3 Pricing Assumptions

Any IBM travel requested by Customer will be pre-approved by Customer and will be billed as a separate line item on IBM's monthly invoice.

5.0  ACCEPTANCE CRITERIA FOR IBM DELIVERABLES OR SERVICES

All IBM Deliverables are deemed accepted by Customer upon delivery. All IBM Services are deemed accepted by Customer upon performance by IBM subject to the terms of this Attachment and/or the Agreement.

---------
Confidential Information (indicated by *** ) has been omitted and filed separately with the Securities and Exchange Commission.

                                     Page-26

             SEMICONDUCTOR CUSTOM MANUFACTURING ATTACHMENT NO. 3
                     TO CUSTOM SALES AGREEMENT NO.  003637

This Attachment is incorporated into Custom Sales Agreement No. 003637 as Attachment No. 3 ("Attachment"). The term of this Attachment commences on the date identified below by the second party to sign this Attachment; however, if Customer fails to identify a date of signing, the term of this Attachment commences on the date of signing identified by IBM. Attachments are governed by the terms and conditions of the Base Agreement.

                                STATEMENT OF WORK
DEFINITIONS

"CUSTOMER TOOLS" means those tools provided by Customer and identified in Table 2.1 of Part A of Attachment 1. All Customer Tools remain the property of Customer and will be insured by Customer against risk of loss.

"DECONTAMINATION" means the standard industry definition of this term.

"DISCONNECT" means the standard industry definition of this term and also includes crating and packaging of Customer's tools and Peripheral Equipment.

"F-RAM TECHNOLOGY" means Customer's Ferroelectric Random Access Memory that will be transferred, developed and used in conjunction with IBM's base 180 nm
   ***    technology.

"IBM DELIVERABLES" IBM Deliverables means any part, specification, design, design data, document, report, data, design software or the like, which is owned or licensed from a third party by IBM and which IBM delivers to Customer under this Attachment.

"IBM DESIGN KITS" means any IBM computer aided design software and data (including libraries) provided to Customer and supported by IBM for the purpose of designing or testing semiconductor designs, as updated and enhanced from time to time.

"PERIPHERAL EQUIPMENT" means all of the Customer-provided equipment required for IBM to perform the Services described in this Attachment.

"T0" means the Effective Date of this Attachment.

"TRANSPORT" means the standard industry definition of this term.

UNIQUE TERMS AND CONDITIONS



                       ***



---------
Confidential Information (indicated by *** ) has been omitted and filed separately with the Securities and Exchange Commission.

                                     Page-27

1.0  SCOPE OF WORK

1.1 IBM will manufacture photomasks and Products in accordance with Part A of this Attachment.

1.2 Customer will provide IBM with the Customer's Items and cooperate with IBM to enable IBM to perform foundry Services in accordance with this Agreement.

1.3 For Products that are wafers, Customer will not reverse engineer, reverse compile, or disassemble any structures in the kerf, which is the IBM-placed material on the wafer that lies between Customer's die.

2.0  TERM

The term of this Attachment expires on   December 31, 2016.

3.0  CHANGE CONTROL

3.1 Customer may, at any time and from time to time, by written notice to IBM, request changes to the part numbers, specifications, or work scope. IBM will submit a written report to Customer setting forth the probable effect, if any, of such requested change on prices, payment or delivery. IBM will not proceed with any change until authorized in writing by Customer. The parties will promptly amend this Attachment to incorporate any agreed changes.

3.2 IBM may implement engineering changes to Products. IBM will give prior notice of engineering changes affecting the form, fit or function of a Product to Customer, provided that Customer has and maintains access to the tool used by IBM to notify customers of engineering changes electronically and provided that Customer has purchased such Product within the two (2) year period preceding the engineering change.

4.0  FORECASTING

4.1 As soon as reasonably practicable after execution of this Attachment, and every month thereafter, Customer will provide IBM's customer account representative with a Product demand forecast, which will cover a minimum of twelve (12) rolling months, broken out by Product and month. Forecasts will constitute good faith estimates of Customer's anticipated requirements for Products but will not obligate IBM to supply Product, nor obligate Customer to purchase Product.

                                     Page-28

5.0  ORDERS

Customer will request delivery of Products by issuing written purchase orders to IBM. Purchase orders will only specify:

     a)  Customer's purchase order number;
     b)  Customer's tax status - exempt or non-exempt;
     c)  ship to location - complete address;
     d)  bill to location - complete address;
     e)  order from location - complete address;
     f)  Product part numbers, the quantity of wafers being ordered
         (in increments of the Minimum Order Quantity ("MOQ"), and whether Customer wants die packaged from the wafers ordered;
     g)  the Product's applicable unit price;
     h)  shipping instructions, including preferred courier;
     i)  requested shipment dates;
     j)  the Agreement Number of this Agreement;
     k)  name of Customer contact.

6.0  CANCELLATION CHARGES AND RESCHEDULING

In accordance with Section 5.0 of the Base Agreement, the following sets forth Customer's rescheduling rights and the cancellation charges that will apply to any cancelled Customer order or portion thereof. The "cancellation charge" referred to below is the percentage to be applied to the applicable prices stated in Part A of this Attachment.

6.1  Rescheduling

a) Customer may reschedule a Product Shipment Date if the following conditions are met: (i) Customer sends IBM written notice of the request to reschedule; (ii) IBM receives the notice more than thirty (30) days prior to that Shipment Date; and (iii) the shipment date that Customer requests is within ninety (90) days after the original Shipment Date for the order (or portion thereof) of Products at issue. If the foregoing requirements are met, IBM will not impose a cancellation charge in connection with the reschedule. Unless otherwise agreed by the parties, however, once Customer has rescheduled the shipment of a specific order (or portion thereof) of Product three (3) times, it may not further reschedule the shipment.

b) If Customer cancels an order or reduces an order or exceeds the foregoing rescheduling rights in this Section, Customer agrees to pay the Product cancellation charges as described below.

                                     Page-29

6.2  Canceled or Changed Purchase Orders for Product

-----------------------------------------------------------------------------
Notice of purchase order                  Product Cancellation Charge
cancellation or change                    (percentage to be applied to the
received by IBM                           applicable prices set forth in
                                          Part A of this Attachment for the
                                          changed or cancelled order or
                                          portion thereof).
=============================================================================
Prior to wafer start                                           0%
-----------------------------------------------------------------------------
After wafer start and up to start of metallization            50%
-----------------------------------------------------------------------------
Anytime after start of metallization                         100%
=============================================================================

6.3 Purchase order(s) for Services (including NRE) are non-cancellable. In the event of a termination of the Base Agreement and/or this Attachment, the terms and conditions of Section 13.0 of the Base Agreement will apply.

7.0  PRODUCT DISCONTINUANCE

7.1  In the event IBM may discontinue manufacturing a Product under this
Attachment, IBM will provide Customer with at least    ***       prior
written notice ("Notice of Discontinuance") of the date that Customer's non-cancellable last time purchase orders for such Product must be submitted to IBM ("Last Date for Purchase Orders"), provided that Customer has purchased
such Product within the     ***       period immediately preceding the date
upon which such a Notice of Discontinuance is to be given.  Customer must be
willing to take delivery of all such Product within         ***       of the
Last Date for Purchase Orders. All such orders will be completed and filled by IBM in the ordinary course of business and in accordance with the terms of this Agreement.

7.2                      ***




7.3                       ***



---------
Confidential Information (indicated by *** ) has been omitted and filed separately with the Securities and Exchange Commission.

                                     Page-30

8.0  COORDINATORS

Technical Coordinators:

Customer: Tom Davenport                     IBM:  Steve Luce
Address: 1850 Ramtron Dr.                   IBM Microelectronics
Colorado Springs, CO 80921                  1000 River Street, 967Q
Phone: (719)481-7202                        Essex Jct. VT  05452
Fax: (719)481-9294                          Fax:  802-769-9886
Email: tom.davenport@ramtron.com            Email: sluce@us.ibm.com

Contract Coordinators:

Customer: Bob Djokovich                     IBM:  WW Contracts & Business
                                            Practices
Address: 1850 Ramtron Dr.                   IBM Microelectronics
Colorado Springs, CO 80921                  1000 River Street, 967Q
Phone: (719)481-7202                        Essex Jct. VT  05452
Fax: (719)481-9294                          Fax:  802-769-3988
Email: Bob.djokovich@ramtron.com

9.0  CONFIDENTIAL INFORMATION

     ***                        .  Neither party will disclose the terms
or conditions of this Agreement without the other party's prior written approval, except Customer may disclose the terms or conditions of this Agreement as part of Customer's 8K disclosure to the Securities and Exchange Commission (SEC). Customer shall submit its proposed disclosure to IBM for approval prior to disclosing to the SEC, such approval not to be unreasonably withheld. For the avoidance of doubt, any such disclosure to the SEC shall not include any pricing or the contents of Part A of this Attachment.

10.0  NOTICES

Pursuant to Section 15 of the Base Agreement, any notices hereunder will be given to the Contract Coordinators stated above.

This Attachment and the Base Agreement are the complete agreement regarding the transactions covered by this Attachment and replace any prior oral or written communications between Customer and IBM with respect to such transactions. In entering into this Attachment, neither party is relying on any representation that is not specified in the Agreement including without limitation any representations concerning: (a) estimated completion dates, hours, or charges to provide any Product, Prototype or Service; (b) performance or function of any Product, Prototype or system, other than as expressly warranted in the Agreement; (c) the experiences or recommendations of other parties; or (d) results or savings Customer may achieve. Additional or different terms in any written communication from Customer, except for those written communications that the parties have expressly agreed in the Agreement to have an effect between the parties (such as the quantities and part numbers specified in a purchase order), are void.

---------
Confidential Information (indicated by *** ) has been omitted and filed separately with the Securities and Exchange Commission.

                                     Page-31

ACCEPTED AND AGREED TO:

Ramtron International Corporation

By: /s/ Bill Staunton
-------------------------
Bill Staunton
Authorized Signature

Name:  Bill Staunton
Title:  Chief Executive Officer
Date:   February 9, 2009

International Business Machines Corporation

By: /s/ John G. Beiswenger
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John G. Beiswenger
Authorized Signature

Name:  John G. Beiswenger
Title: Executive Manager, WWC & BP,
       IBM Microelectronics Division
Date:  February 9, 2009

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                                     PART A


1.0  PRODUCT NAME AND DESCRIPTION:  F-RAM Process Technology




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2.0  CUSTOMER'S ITEMS:




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3.0  SCHEDULE:





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4.0  PRICING:

4.1  Product Pricing:

The pricing below is based on the utilization of the technology and Product description referenced in Section 1.0 above. If during the development cycle, changes result in the use of a new image size, change in package, test details, process technology, or other modification, IBM may change the
Product prices.     ***                                                 .

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The volume tier upon which the price will be based for the calendar year will be selected based on a mutually agreed-to estimated volume for the calendar year at issue. In the event Customer's actual purchase rate diverges from the agreed-upon estimate, IBM may adjust prices for future deliveries during the year in order to ensure Customer's effective unit purchase price is consistent with Customer's actual purchases for such calendar year.

4.2  OPTION TABLE: (options not included in unit or NRE pricing above.)


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4.3

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5.0  NRE (Non-Recurring Engineering Charges):

5.1



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5.2  Respin NRE




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5.3  NRE Billing Milestones:



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5.4  Rapid Turn Around Time (RTAT) slot availability is dependent upon fab capacity.  RTAT slots may not be available to Customer.

5.5  Compensation for Other Services:

Customer may request other Services which are not specified under this Attachment. IBM may provide a quote to Customer for any such additional Services. Customer may then submit a purchase order for any such Services. When accepted by IBM, such purchase order will be subject to the terms of this Agreement.

6.0  MINIMUM ORDER AND SHIPMENT QUANTITIES




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Confidential Information (indicated by *** ) has been omitted and filed separately with the Securities and Exchange Commission.

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